UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MAC-GRAY CORPORATION
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The senior management of Mac-Gray Corporation is making a presentation to Institutional Shareholder Services on May 5, 2011.  The slides to be used in this presentation are attached hereto.

Proxy Advisory Presentation May 5, 2011

2 Safe Harbor Statement and Non-GAAP Information This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s plan to reduce interest expense through swap arrangements, reduce funded debt, improve leverage ratios, continue or increase dividends, pursue acquisitions, increase EBITDA and free cash flow, pursue development of technology and improve profitability with new accounts. The Company intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, may be identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such statements. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, general economic conditions, changes in multi-housing vacancy rates, the Company’s ability to renew long-term customer contracts, and those risks set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 under “Item 1A – Risk Factors” and in other reports subsequently filed by the Company with the Securities and Exchange Commission. The forward-looking statements in this presentation reflect the expectations and beliefs of Mac-Gray’s management only as of the date of this document and subsequent events and developments may cause these expectations and beliefs to change. Mac-Gray undertakes no obligation to update or revise these statements, except as may be required by law. These forward-looking statements should not be relied upon as representing Mac-Gray’s views as of any date after the date of this document. See Appendix for definitions of and information regarding the non-GAAP financial measures contained in this presentation, together with a reconciliation of such non-GAAP measures to GAAP measures. Important Information In connection with the solicitation of proxies, on April 21, 2011, Mac-Gray Corporation filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the Company’s 2011 Annual Meeting. MAC-GRAY’S STOCKHOLDERS ARE STRONGLY ADVISED TO READ THE DEFINITIVE PROXY MATERIALS AND ANY OTHER RELEVANT SOLICITATION MATERIALS FILED BY MAC-GRAY WITH THE SEC BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. The Company’s proxy statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s web site at www.sec.gov. The Company’s definitive proxy materials are also available for free from Mac-Gray Corporation at http://www.macgray.com/proxy, by writing to Mac-Gray Corporation, 404 Wyman Street, Suite 400, Waltham, MA 02451, Attention: Secretary, Linda A. Serafini, or by contacting MacKenzie Partners, Inc., by toll-free telephone at 800-322-2885 or by e-mail at proxy@mackenziepartners.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement. Mac-Gray Corporation and its directors, nominees and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Mac-Gray in connection with the Company’s 2011 Annual Meeting of Stockholders. Information concerning the interests of participants in the solicitation of proxies is included in the definitive proxy statement filed by Mac-Gray with the SEC on April 21, 2011 in connection with its 2011 Annual Meeting of Stockholders. Safe Harbor Statement and Important Information

3 Agenda Introduction Business Overview Financial Performance Board Nominees Summary

4 Introduction The current Board has delivered substantial shareholder value – change is not warranted Mac-Gray has successfully executed a strategy of decreasing funded debt and lowering its leverage ratio while weathering unfavorable market conditions brought on by the recession As its leverage improved, the Company returned value to shareholders with the initiation of a dividend program The dissident group’s slate of directors are not viable candidates when compared to the Company’s slate of experienced incumbent directors

5 2010 Revenue from Continuing Operations: $320M 95% Laundry Facilities Management Commercial Laundry Equipment Sales Who We Serve Multi-Unit Housing Apartment Buildings & Condominiums Colleges Retail Laundromats Hotels and Motels Business Overview 5%

6 Core Business Model Business conducted under long-term, multi-year contracts High contract renewal rate generates relatively stable revenue and cash flow Revenue = # Machines1 x # Cycles1 x Vend price1 –Less: Rent = ranges from 38% - 60%2 of revenue (a fixed, or variable, percentage of revenue) –Less: Op’s & Sales Exp. = ranges from 14% - 32%3 of revenue (Warehousing + Delivery + Service + Collection+ Processing) = 16% - 38% EBITDA (before allocation of G&A) (Company Avg: 29%) 1 Differs by city, even by neighborhood, primarily based on local laundromat pricing, property type, size of equipment, payment medium, and demographics 2 Differs by city, primarily based on competition; Varies between colleges and multi-housing 3 Differs by region and city, primarily based on density, geography, property types, demographics, size and age of equipment, payment media, and efficiencies

7 Profitability is Dependent on Density Dallas branch profit margin: Pre-acquisition: 26.3% 1-year post acquisition: 32.6% Denver branch profit margin: Pre-acquisition: 21.6% 1-year post acquisition: 34.8% Seattle branch profit margin: Pre-acquisition: 22.6% 1-year post acquisition: 29.6% Phoenix branch profit margin: Pre-acquisition: 37.0% 1-year post acquisition: 38.1%

8 Recession’s Impact Drove apartment vacancy rates to record levels Unusually high vacancy rates have substantially reduced revenue and EBITDA from multi-housing accounts for the past several years Recession fostered aggressive behavior by competitors, while Mac-Gray remained fiscally responsible and shed unprofitable accounts College and university accounts – with near 100% occupancy – have mitigated some impact

Mac-Gray’s Board: Delivering Value Divested non-core MicroFridge business Reduced funded debt by $75 million Reduced leverage from 3.8 times to 3.2 times Initiated a dividend, increased 10% on anniversary of program Executed $100 million successful interest rate SWAPs program Launched ChangePoint® – leading-edge payment/monitoring technology 9

10 Successful Sale of MicroFridge Determined that all synergies that supported core business had been achieved Sold MicroFridge in January 2010 to a large appliance distributor in North America Divestiture of non-core business was positive for shareholders –Transaction generated cash proceeds of $8.5 million toward debt reduction

11 (Annual Debt Reduction, in millions) Substantial Debt Reduction: $75M since 2009 / $123M since 2006 $8 $17 $23 $37 $38 $0 $10 $20 $30 $40 2006 2007 2008 2009 2010

12 Strategically Lowered Debt Leverage Leverage is ratio of total debt to EBITDA (as defined in senior credit agreement) 3.5 3.8 3.4 3.2 3.3 0.0 1.0 2.0 3.0 4.0 2006 2007 2008 2009 2010

13 Initiated Dividend Program to Return Value to Shareholders Implemented dividend program in January 2010 Effective use of free cash flow to return value to shareholders Announced initial quarterly dividend of $0.05 per share, or $0.20 per share annually Raised the dividend by 10% in January 2011 to $0.055 per share, or $0.22 per share annually

14 Instituted $100 Million Interest Rate SWAP Agreement Board endorsed proceeding with $100 million interest rate SWAP in January 2010 Hedges against two-thirds of 7 5/8% 2015 senior notes Maintains a prudent balance of fixed/variable interest rates Quickly proved to be a sound financial decision as it significantly lowered near-term interest expense Savings of $2.7 million in 2010 Likely to provide additional meaningful savings, assuming a continued stable interest rate environment

15 Introduced Innovative Change Point® Technology Revolutionary approach to payment – enables debit, credit card or coin; will set a new standard in the industry Brings unprecedented level of transparency to owners/Mac-Gray, including real-time performance data Incorporates proprietary LaundryView® monitoring system Enables remote detection of machine malfunctions Consistent with our commitment to innovation and our position as the technology leader in the industry

Wall Street Has Taken Notice 16 Mac-Gray has outperformed all major indexes on both 2-year and 1-year basis Trading volume in past two years has increased 47% from prior two years Two-Year Stock Performance

Wall Street Has Taken Notice 17 Now covered by Roth Capital – BUY rating Company invited to present at investor conferences – raising visibility One-Year Stock Performance

 2006 2007 2008 2009 2010 Revenue from continuing ops $ 248,917 $ 262,484 $ 327,229 $ 325,924 $ 320,011 % change 5.5% 24.7% (0.4%) (1.8%) EBITDA from continuing ops, (as adjusted) $ 52,041 $ 55,767 $ 69,467 $ 71,535 $ 66,214 Depreciation & Amortization $ 36,260 $ 38,655 $ 48,775 $ 49,866 $ 47,546 EBIT from continuing ops, (as adjusted) $ 15,781 $ 17,112 $ 20,692 $ 21,669 $ 18,668 Interest Expense, net $ 13,234 $ 13,421 $ 20,605 $ 19,675 $ 14,882 Net Income (loss) from continuing ops, (as adjusted) $ 1,362 $ (255) $ 53 $ 895 $ 2,140 18 Stable Revenue Despite Recession Net Income Improving; Interest Expense Decreasing (in millions)

19 2006 2007 2008 2009 2010 Revenue from continuing ops $ 248,917 $ 262,484 $ 327,229 $ 325,924 $ 320,011 % change 5.5% 24.7% (0.4%) (1.8%) EBITDA from continuing ops, (as adjusted) $ 52,041 $ 55,767 $ 69,467 $ 71,535 $ 66,214 Interest Expense, net $ 13,234 $ 13,421 $ 20,605 $ 19,675 $ 14,882 Income Taxes Paid $ 516 $ 78 $ 211 $ 227 $ 179 CapEx (incl. incentives and capital leases) $ 30,808 $ 31,380 $ 30,552 $ 24,726 $ 32,046 Free Cash Flow (as adjusted) $ 7,483 $ 10,888 $ 18,099 $ 26,907 $ 19,107 Free Cash Flow Per Share (as adjusted) $ 0.56 $ 0.80 $ 1.32 $ 1.93 $ 1.33 Shares, fully diluted 13,448 13,680 13,706 13,940 14,379 Dividends Paid $ 2,815 Business Model Continues to Generate Significant Free Cash Flow (in millions, except per share amounts)

20 First-Quarter 2011 Summary Increased revenue to $82.3 million - second consecutive quarter of year-over-year growth Laundry facilities management revenue up 1%, same-location revenue increased by 2% Commercial equipment sales rose 2% Improved profitability – net income up 69% to $2.1 million Lowered interest expense by 17% Doubled capex spending to $8.3 million Reduced debt by $1.4 million

21 Corporate Strategy Pursue Organic Growth by Deploying Capital in Promising Markets Expand portfolio through new contracts Replace less profitable accounts Evaluate vend increase opportunities Focus on EBITDA margins and free cash-flow Reduce Funded Debt and Improve Leverage Ratios Return Value to Shareholders through Dividend Program Pursue Development of Technology Innovations for Competitive Differentiation, as well as for Operational Efficiency Take Advantage of Attractive Acquisition Opportunities

22 David W. Bryan Director since March 2004 Former CEO of Capsized, Inc. Former CEO of Avedis Zildijan Company Held executive positions at Sara Lee Corporation, including President and CEO of Aris-Isotoner subsidiary Christopher T. Jenny: Director since July 2005 Source of critical, strategic insight and acquisition analysis Senior partner with The Parthenon Group Former partner with Bain & Company Qualified, Experienced & Committed Independent Board Bruce C. Ginsberg: Director since May 2009 President, CEO and Director of MooBella, Inc. Founder and President of the New England Ice Cream Corporation Edward F. McCauley Director since March 2004 Served as Partner at Deloitte & Touche – 36-year accounting career Director of Harvard Pilgrim Healthcare and former director of Salary.com Mary Ann Tocio Director since November 2006 President and COO of Bright Horizons Family Solutions LLC Served as SVP of Operations for Wellesley Medical Management Director of Harvard Pilgrim Healthcare

23 Highly Qualified Incumbent Nominees Thomas E. Bullock Director since November 2000, Chairman since 2009 Former President and CEO of Ocean Spray Cranberries, Inc. Extensive marketing, sales and executive leadership experience William F. Meagher Director since May 2007 Served as Managing Partner of Arthur Andersen; 38 years of accounting experience Former director of SkillSoft and Dover Saddlery Extensive financial accounting knowledge and offers independent auditor’s perspective Alastair G. Robertson Director since June 2008 Global Advisor and former Partner at Evolve Management Partners Served as Partner at Accenture Authored Global Leadership: The Next Generation Extensive expertise in leadership, technology and governance practices

24 Summary Current Board and management are successfully executing a long-term strategy and the proof is in the Company’s results, business momentum and stock performance Mac-Gray has eight independent Directors, all of whom are experienced and committed to delivering shareholder value Board consistently infused with fresh ideas –added new members in 2007, 2008 and 2009, including one nominated by a large shareholder; Two of those new members are up for re-election Mac-Gray incumbent candidates’ qualifications are clearly superior to the dissident nominees No reason for change since 1927 Protect your investment and re-elect Mac-Gray’s Board. Vote the WHITE Proxy Card today!

26 Appendix (in millions) Net income 2006 2007 2008 2009 2010 Income (loss) from continuing operations, net $ 167 $ 1,247 $ (1,166) $ 1,041 $ 2,829 Income from discontinued operations, net 689 1,272 1,707 1,074 (250) Net income $ 856 $ 2,519 $ 541 $ 2,115 $ 2,579 Net income (loss) from continuing operations $ 167 $ 1,247 $ (1,166) $ 1,041 $ 2,829 Provision for income taxes (291) 707 (758) 1,278 2,176 Cost of revenue depreciation and amortization 34,787 37,164 47,161 48,266 46,013 Operating expense depreciation 1,473 1,491 1,614 1,600 1,533 Interest expense, net 13,234 13,421 20,605 19,675 14,882 EBITDA from continuing operations $ 49,370 $ 54,030 $ 67,456 $ 71,860 $ 67,433 Gain on sale of certain assets, net — — — (403) — Impairment of assets 2,502 — — — — (Gain) loss related to derivative instruments 96 1,737 1,804 (893) (1,454) Loss on early extinguishment of debt 73 — 207 — — Incremental costs of proxy contests — — — 971 235 Adjusted EBITDA from continuing operations $ 52,041 $ 55,767 $ 69,467 $ 71,535 $ 66,214 Interest Expense 13,234 13,421 20,605 19,675 14,882 Income Taxes Paid 516 78 211 227 179 CapEx (incl. incentives and capital leases) 30,808 31,380 30,552 24,726 32,046 Free Cash Flow (as adjusted) $ 7,483 $ 10,888 $ 18,099 $ 26,907 $ 19,107

27 EBITDA from continuing operations is defined as net income from continuing operations before interest expense, income taxes paid, and depreciation and amortization expense. Adjusted EBITDA from continuing operations is EBITDA from continuing operations further adjusted as further adjusted to eliminate the impact of certain items that we do not consider indicative of our ongoing operating performance. These further adjustments are itemized in the table above. Adjusted free cash flow is defined as adjusted EBITDA from continuing operations minus interest expense, income taxes paid and capital expenditures. EBITDA from continuing operations, Adjusted EBITDA from continuing operations and adjusted free cash flow are not measures of our liquidity or financial performance under GAAP and should not be considered as alternatives to net income or any other performance measure derived in accordance with GAAP, or as an alternative to cash flows from operating activities as a measure of our liquidity. Our management believes EBITDA from continuing operations, Adjusted EBITDA from continuing operations and adjusted free cash flow are useful to investors because they help enable investors to evaluate our business in the same manner as our management. Management uses EBITDA from continuing operations, Adjusted EBITDA from continuing operations and adjusted free cash flow as follows: (a) to evaluate the Company’s historical and prospective financial performance, (b) to set internal revenue targets and spending budgets, (c) to measure operational profitability and the accuracy of forecasting, and (d) as an important factor in determining variable compensation for management. In addition, these measures are frequently used by securities analysts, investors and other interested parties in evaluating companies. Moreover, investors have historically requested and the Company has historically reported these non-GAAP financial measures as a means of providing consistent and comparable information with past reports of financial results. While management believes that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these non-GAAP financial measures. These measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation. Further, EBITDA from continuing operations and Adjusted EBITDA from continuing operations exclude interest expense and depreciation and amortization expense and adjusted free cash flow excludes depreciation and amortization expense, which represent significant and unavoidable operating costs given the level of indebtedness and the capital expenditures needed to maintain our business. In addition, our measures of EBITDA from continuing operations and Adjusted EBITDA from continuing operations are different from those used in the covenants contained in our senior credit facilities and the indenture governing our 7 5/8% senior notes. Management compensates for these limitations by relying primarily on our GAAP results and by using EBITDA from continuing operations, Adjusted EBITDA from continuing operations and adjusted free cash flow only supplementally and by reviewing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The Company’s non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. EBITDA From Continuing Operations